                                                                    Exhibit 10.6


                          REVOLVING CREDIT AGREEMENT

                                    between

                                CENTOCOR, INC.

                                      and

                          CENTOCOR DIAGNOSTICS, INC.


                          Dated as of August 22, 1997

                          REVOLVING CREDIT AGREEMENT
                          --------------------------

          THIS REVOLVING CREDIT AGREEMENT ("Agreement"), dated as of August 22, 1997 ("Effective Date")is between CENTOCOR, INC., a Pennsylvania corporation with an address of 200 Great Valley Parkway, Malvern, PA 19355 (the "Lender"), and CENTOCOR DIAGNOSTICS, INC., a Pennsylvania corporation with an address of 244 Great Valley Parkway, Malvern, PA 19355 (the "Borrower").

                                  BACKGROUND
                                  ----------

          The Lender and the Borrower desire to set forth the terms and conditions under which the Lender, either directly or through one of its wholly owned subsidiaries, will make available to the Borrower certain credit facilities to be used for the purposes specified in this Agreement. Accordingly, the Lender and the Borrower, each intending to be legally bound hereby, agree as follows:

                                   ARTICLE I
                                   ---------

                                  DEFINITIONS
                                  -----------

          Terms used herein without definition that are defined in the Uniform Commercial Code shall have the meanings ascribed to them therein, unless the context requires otherwise. The following terms shall have the following meanings in this Agreement:

          "Agreement" shall mean this agreement, together with all exhibits, amendments, modifications and supplements hereto as may be in effect from time to time.

          "Borrower" shall have the meaning specified in the initial paragraph of this Agreement, together with its successors and assigns.

          "Business Day" shall mean any day upon which the Lender is open for business at its main office in Malvern, PA.

          "Diagnostics Group" shall mean collectively, (i) the Borrower, (ii) Centocor Diagnostics of Pennsylvania, Inc., a Pennsylvania corporation and the indirect subsidiary of the Borrower, (iii) CDP Investments, Inc., a Delaware corporation and the direct subsidiary of the Borrower and (iv) CDP Holdings, Inc., a Delaware corporation and a wholly owned subsidiary of CDP Investments, Inc.

          "Encumbrance" shall mean, as to any Person, any mortgage, lien, pledge, adverse claim, charge, security interest or other encumbrance in or on, or any interest or title of any vendor, lessor, lender to, or other secured party of the Person under any conditional sale or other title retention agreement or capital lease with respect to, any property or asset of the Person.

          "Event of Default" shall have the meaning set forth in Article VIII of this Agreement.

          "GAAP" shall mean generally accepted accounting principles, as in effect at the time of application to the provisions hereof, and consistently applied.

          "Guarantor" shall mean any Person who guarantees the payment and performance of all or any part of the Obligations.

          "Guaranty" shall mean any guaranty or agreement to be a surety or other contingent liability (other than any endorsement for collection or deposit in the ordinary course of business), direct or indirect, with respect to any obligation of another Person.

          "Indebtedness" shall mean any obligation for borrowed money, including, without limitation:

               (a) any obligation owed for all or any part of the purchase price of property or other assets or for the cost of property or other assets constructed or of improvements thereto, other than accounts payable and accrued expenses included in current liabilities and incurred in respect of property or services purchased in the ordinary course of business; and

               (b) any reimbursement obligations and other obligations under any letter of credit, currency swap agreement, interest rate swap, cap, collar or floor agreement or other interest rate management devise, or any forward sale or purchase agreement for foreign currencies.

          "Lender" shall have the meaning specified in the initial paragraph of this Agreement, together with its successors and assigns.

          "Loan Documents" shall mean this Agreement, the Note and all agreements, amendments, certificates, schedules, reports, notices, and exhibits now or hereafter executed or delivered in connection with any of the foregoing, as may be in effect from time to time.

          "Loans" shall mean the Revolving Credit Loans.

          "Note" shall mean the Revolving Credit Note, and all replacements, amendments, extensions and renewals thereof.

          "Obligations" shall mean the obligations of the Borrower:

               (a) To pay the principal, interest, commitment fees and any other liabilities of the Borrower to the Lender under this Agreement and the other Loan Documents in accordance with the terms thereof; and

               (b) To reimburse the Lender, on demand, for all of the Lender's expenses and costs, including the reasonable fees and expenses of its counsel, in connection with the negotiation, preparation, administration, amendment, modification, or enforcement of this Agreement and the documents required hereunder.

          "Person" shall mean any individual, corporation, partnership, association, joint-stock company, trust, unincorporated organization, joint venture, court or governmental or political subdivision or agency thereof.

          "Prime Rate" shall mean, for any Business Day, the annual rate of interest published in the Wall Street Journal and designated as the "Prime Rate" on such Business Day.

          "Revolving Credit" shall mean the revolving credit made available by the Lender, either directly or through a wholly owned subsidiary of the Lender, to the Borrower established pursuant to Section 2.1 of this Agreement.

          "Revolving Credit Commitment" shall have the meaning set forth in
Section 2.1 of this Agreement.

          "Revolving Credit Loans" shall mean the loans made by the Lender, either directly or through a wholly owned subsidiary of the Lender, to the Borrower pursuant to the Revolving Credit.

          "Revolving Credit Note" shall have the meaning set forth in Section
2.1 of this Agreement, together with all replacements, amendments and renewals thereof.

          "Termination Date" shall have the meaning set forth in Section 2.1 of this Agreement.

                                  ARTICLE II
                                  ----------

                             CREDIT ACCOMMODATIONS
                             ---------------------

          2.1  The Revolving Credit.  The Lender shall make available to the
               --------------------
Borrower, commencing on the Effective Date, a Revolving Credit in the maximum principal amount of $5,000,000 (the "Revolving Credit Commitment"), upon the terms and conditions set forth herein.

               (a)  Generally. At any time and from time to time during the
                    ---------
period commencing on the Effective Date and ending on August 21, 1998 (the "Termination Date"), upon the request of the Borrower, the Lender shall provide to the Borrower, either directly or through a wholly owned subsidiary of the Lender, a loan or loans in multiples of One Hundred Thousand Dollars ($100,000), which shall be used by the Borrower for working capital purposes. The Borrower may use the Revolving Credit during the period referred to in the preceding sentence by borrowing, repaying and reborrowing in accordance with the terms of this Agreement. The aggregate outstanding principal under the Revolving Credit at any time shall not exceed the Revolving Credit Commitment. If, at any time, the aggregate outstanding principal under the Revolving Credit exceeds the Revolving Credit Commitment, the Borrower shall immediately pay to, or as directed by, the Lender the amount of such excess. Upon the Termination Date, unless the same has been extended by written agreement between the Lender and the Borrower, the Lender's commitment to make Revolving Credit Loans shall terminate, all Revolving Credit Loans shall immediately mature and all Obligations under the Revolving Credit Loans shall be immediately due and payable in full. The Lender agrees to notify the Borrower at least sixty (60) days prior to the Termination Date in the event that it does not intend to extend the Revolving Credit beyond the Termination Date.

               (b)  Interest. Interest shall accrue on all loans outstanding
                    --------
under the Revolving Credit at an annual rate to be determined by the Lender and the Borrower at the time of the initial loan; such rate to be equal to the parties' good faith estimate of the rate that would be charged by a third party financial institution extending the loan to Borrower. Interest on the aggregate outstanding principal under the Revolving Credit shall be payable quarterly, in arrears, on the fifteenth day of the month following the end of each calendar quarter commencing with the month immediately following the calendar quarter in which the first advance under the Revolving Credit is made. The interest rate applicable to the outstanding Revolving Credit Loans shall be set on the date of the first advance under the Revolving Credit, and shall be adjusted on the first Business Day of each calendar quarter based upon any change in the Prime Rate as of the close of business on the immediately preceding Business Day.

               (c)  Revolving Credit Note. The obligations of the Borrower to
                    ---------------------
repay the aggregate outstanding principal under the Revolving Credit and to pay accrued interest thereon shall be evidenced by a promissory note, in form and substance satisfactory to the Lender, to be executed and delivered to the Lender concurrently with the execution and delivery of this Agreement (the "Revolving Credit Note").

                                  ARTICLE III
                                  -----------

                                   BORROWING
                                   ---------

          3.1  Requests for Loans.  The Borrower shall notify the Lender of each
               ------------------
proposed borrowing under the Revolving Credit not later than 11:00 a.m., Philadelphia, Pennsylvania time on the fifth Business Day prior to the date of the proposed borrowing.

          3.2  Payments and Computations.  All amounts payable by the Borrower
               -------------------------
to the Lender under this Agreement or the Note shall be paid directly to, or as directed by, the Lender in immediately available funds at the address of the Lender set forth in the initial paragraph of this Agreement or at such other address of which the Lender shall give notice to the Borrower pursuant to
Section 10.2 hereof. All computations of interest hereunder shall be made by the Lender on the basis of a year of 360 days for the actual number of days elapsed. All payments under the Note shall be applied first to the payment of interest due and payable thereunder and then to the reduction of the outstanding principal balance thereof.

          3.3  Prepayment and Repayment.  The Borrower may make payments and
               ------------------------
prepayments of the Loans in whole or in part at any time and from time to time without penalty or premium upon notification to the Lender not later than 1:00 p.m. Malvern, Pennsylvania time on the date of the proposed payment or prepayment.

                                  ARTICLE IV
                                  ----------

                REPRESENTATIONS AND WARRANTIES OF THE BORROWER
                ----------------------------------------------

          In order to induce the Lender to execute and deliver this Agreement and to make the Loans available to the Borrower, the Borrower represents and warrants to the Lender that, as of the date hereof:

          4.1  Good Standing of the Borrower; Authorization.  The Borrower is
               --------------------------------------------
duly incorporated, organized and existing and in good standing in the Commonwealth of Pennsylvania and is duly qualified as a foreign corporation and authorized to do business in all other jurisdictions wherein the nature of its business or property makes such qualification necessary, and has the corporate power to own its properties and to carry on its business as now conducted. The execution, delivery and performance of this Agreement, and the Loan Documents have been duly authorized by all necessary corporate proceedings on the part of the Borrower.

          4.2  Compliance with Laws and Other Agreements.  The Borrower is in
               -----------------------------------------
compliance with all laws, rules, regulations, judgments, decrees, orders, agreements and requirements which affect in any material way the Borrower, its assets or the operation of its business and has not received, and has no knowledge of, any order or notice of any governmental investigation or of any violation or claim of violation of any law, regulation, judgment, decree, order, agreement, or other governmental requirement.

          4.3  No Conflict; Governmental Approvals.  The execution, delivery,
               -----------------------------------
and performance of this Agreement and each of the Loan Documents will not (i) conflict with, violate, constitute a material default under, or result in a material breach of any provision of any applicable law, rule, regulation, judgment, decree, order, instrument or other agreement, or (ii) conflict with or result in a breach of any provision of the certificate of incorporation or by-laws of the Borrower. No authorization, permit, consent or approval of or other action by, and no filing, registration or declaration with, any governmental authority or regulatory body is required to be obtained or made by the Borrower for the due execution, delivery and performance of this Agreement or any of the Loan Documents, except such as have been duly obtained or made prior to the Effective Date and are in full force and effect as of the Effective Date (copies of which have been delivered to the Lender on or before the Effective Date).

          4.4  Taxes.  The Borrower is not delinquent in payment of any income,
               -----
property or other tax, except for any delinquency in the payment of a tax which is contested in good faith by the Borrower and for which appropriate reserves have been established in accordance with GAAP.

          4.5  Encumbrances and Guaranties.
               ---------------------------

               (a) All properties and assets of the Borrower are owned by the Borrower free and clear of all Encumbrances except (i) those for taxes or other government charges either not yet delinquent or the nonpayment of which is permitted by Section 4.4 of this Agreement; (ii) those not arising in connection with Indebtedness that do not materially impair the use or value of the properties or assets of the Borrower in the conduct of its businesses; and
(iii) Encumbrances described on Schedule 4.5.

               (b)  The Borrower is not obligated under any Guaranty.

          4.6  Pending Litigation.  There are no actions, suits, proceedings or
               ------------------
investigations pending, or, to the knowledge of the Borrower, threatened against or affecting the Borrower, before any court, arbitrator or administrative or governmental body which, in the aggregate, might adversely affect any action taken or to be taken by the Borrower under this Agreement and the other Loan Documents or which, in the aggregate, might materially adversely affect the business, operations, properties or financial position of the Borrower, or the ability of the Borrower to perform its obligations under this Agreement and the other Loan Documents.

          4.7  Valid, Binding and Enforceable.  This Agreement and the Loan
               ------------------------------
Documents have been duly and validly executed and delivered by the Borrower and constitute the valid and legally binding obligations of the Borrower enforceable in accordance with their respective terms, except as enforcement of this Agreement and the other Loan Documents may be limited by bankruptcy, insolvency or other laws of general application relating to or affecting the enforcement of creditors' rights and except as enforcement is subject to general equitable principles.

          4.8  No Untrue Statements.  Neither this Agreement, the Loan Documents
               --------------------
nor any other document, certificate or statement furnished or to be furnished by the Borrower to the Lender in connection herewith contains, or at the time of delivery will contain, any untrue statement of a material fact or omits or will omit to state a material fact necessary in order to make the statements contained herein and therein not misleading.

                                   ARTICLE V
                                   ---------

                             CONDITIONS PRECEDENT
                             --------------------

          5.1  Conditions Precedent to Making Revolving Credit Loans.  The
               -----------------------------------------------------
Lender shall not be obligated to make any Revolving Credit Loans hereunder unless:

               (a) As of the date of the proposed advance, no Event of Default has occurred and is continuing and no event has occurred and is continuing which, with the giving of notice or lapse of time, or both, would constitute an Event of Default;

               (b) The representations and warranties contained in Article IV are true and correct on the date of the proposed advance; and

               (c) No material adverse change has occurred in the financial condition of the Borrower since the date hereof; and

               (d) The Borrower has delivered to the Lender, upon the Lender's request, a certificate executed by the chief executive officer or the chief financial officer of the Borrower confirming the statements made in paragraphs
(a), (b), and (c) above.

                                  ARTICLE VI
                                  ----------
                     AFFIRMATIVE COVENANTS OF THE BORROWER
                     -------------------------------------

          The Borrower hereby covenants and agrees that from the date hereof and until satisfaction in full of the Obligations, unless the Lender shall otherwise consent in writing, the Borrower shall do the following:

          6.1  Use of Proceeds.  Use the proceeds of the borrowings hereunder
               ---------------
only for the purposes specified in Section 2.1 of this Agreement.

          6.2  Ordinary Course of Business; Records.  Conduct its business only
               ------------------------------------
in the ordinary course and keep accurate and complete books and records of its assets, liabilities and operations consistent with sound business practices and in accordance with GAAP.

          6.3  Information for the Lender.  Make available during normal
               --------------------------
business hours for inspection by the Lender or its designated representatives any of its books and records when reasonably requested by the Lender to do so, and furnish the Lender any information reasonably requested regarding its operations, business affairs and financial condition within a reasonable time after the Lender gives notice of its request therefor. In particular, and without limiting the foregoing, the Borrower shall permit, during normal business hours, representatives of the Lender to make such periodic inspections of the Borrower's books, records and assets as such representatives deem necessary and proper.

          6.4  Insurance.  Carry at all times in financially sound and reputable
               ---------
insurers such insurance as is normally carried by business entities of established reputation engaged in like businesses and similarly situated.

          6.5  Maintenance.  Maintain its equipment, real property and other
               -----------
properties in good condition and repair (normal wear and tear excepted) and pay and discharge the cost of repairs thereto or maintenance thereof.

          6.6   Taxes.  Pay all taxes, assessments, charges and levies imposed
                -----
upon it or on any of its property, or which it is required to withhold and pay over, and provide evidence of payment thereto to the Lender if the Lender so requests, except where contested in good faith by lawful and appropriate proceedings and where adequate reserves therefor have been set aside on its books; provided, however, that the Borrower shall pay all such taxes, assessments, charges and levies forthwith whenever foreclosure on any lien which attaches or security therefor appears imminent.

          6.7   Leases.  Pay all rent or other sums required by every lease to
                ------
which the Borrower is a party as the same becomes due and payable, perform all its obligations as tenant or lessee thereunder except where contested in good faith by lawful and appropriate proceedings and where adequate reserves therefor have been set aside; and keep all such leases at all times in full force and effect during the terms thereof.

          6.8   Corporate Existence; Certain Rights; Laws.  Do all things
                -----------------------------------------
necessary to preserve and keep in full force and effect in each jurisdiction in which it conducts business the business existence, licenses, permits, rights, patents, trademarks, trade names and franchises of the Borrower and comply with all present and future laws, ordinances, rules, regulations judgments, orders and decrees which affect in any material way the Borrower, its assets or the operation of its business.

          6.9   Notice of Litigation or Other Proceedings. Give immediate notice
                -----------------------------------------
to the Lender of (i) the existence of any dispute, (ii) the institution of any litigation, administrative proceeding or governmental investigation involving the Borrower or any other member of the Diagnostics Group, (iii) the entry of any judgment, decree or order against or involving the Borrower or any other member of the Diagnostics Group, (iv) a default in the payment of the principal of, or interest with respect to, any indebtedness for money borrowed or which is evidenced by a bond, debenture, note or similar instrument or agreement, but excluding trade accounts payable and other accrued liabilities arising in the ordinary course of business ("Indebtedness") any of which might materially and adversely affect the operations, financial condition, property or business of the Borrower or affect the enforceability of this Agreement or any of the other Loan Documents.

          6.10  Indebtedness.  Pay or cause to be paid when due (or within
                ------------
applicable grace periods) all Indebtedness of the Borrower.

          6.11  Notice of Events of Default.  Give immediate notice to the
                ---------------------------
Lender if the Borrower becomes aware of the occurrence of any Event of Default, or of any fact, condition or event which with the giving of notice or lapse of time, or both, would be an Event of Default, or of the failure of the Borrower to observe or perform any of the conditions or covenants to be observed or performed by it under this Agreement or any of the other Loan Documents.

          6.12  Shareholder's Equity. Maintain its shareholders' equity account,
                --------------------
determined in accordance with GAAP, at an amount no less than $5,000,000.

                                  ARTICLE VII
                                  -----------

                              NEGATIVE COVENANTS
                              ------------------

          The Borrower hereby covenants and agrees that from the Effective Date until satisfaction in full of the Obligations, it will not do any one or more of the following without first obtaining the written consent of the Lender:

          7.1  Fundamental Corporate Changes.
               -----------------------------

               (a) Change its name, enter into or effect any merger, consolidation, share exchange, division, conversion, reclassification, recapitalization, reorganization or other transaction of like effect, or dissolve; or

               (b) Sell, transfer, lease or otherwise dispose of all or (except in the ordinary course of business) any material part of its assets or any significant product line or process.

          7.2  Change in Business.  Discontinue any substantial part, or change
               ------------------
the nature of, the business of the Borrower, or enter into any new business unrelated to the present business conducted by the Borrower.

                                 ARTICLE VIII
                                 ------------

                               EVENTS OF DEFAULT
                               -----------------

          An event of default ("Event of Default") under this Agreement shall be deemed to exist if any one or more of the following events occurs and is continuing, whatever the reason therefor:

          8.1  Borrower's Failure to Pay.  The Borrower fails to pay any amount
               -------------------------
of principal interest, fees or other sums as and when due under this Agreement or any of the Loan Documents, or any other Obligations, whether upon stated maturity, acceleration, or otherwise and has not remedied and fully cured such failure to pay within five (5) Business Days after the date such payment is so due.

          8.2  Breach of Covenants or Conditions.  The Borrower fails to perform
               ---------------------------------
or observe any term, covenant, agreement or condition in this Agreement or any of the other Loan Documents or is in violation of or non-compliance with any provision of this Agreement or any of the Loan Documents, and has not remedied and fully cured such non-performance, non-observance, violation of or non-compliance within fifteen (15) days after the Lender has given written notice thereof to the Borrower; provided, however, that during such fifteen (15) day period the Lender's obligations to make further Loans to the Borrower shall be suspended.

          8.3  Defaults in Other Agreements.  The Borrower fails to perform or
               ----------------------------
observe any term, covenant, agreement or condition contained in, or there shall occur any default under or as defined in, any other agreement applicable to the Borrower, including agreements relating to any Indebtedness, or by which it is bound involving a material liability of the Borrower which shall not be remedied within the period of time (if any) within which such other agreement permits such default to be remedied, unless such default is waived by the other party thereto or excused as a matter of law.

          8.4  Agreements Invalid.  The validity, binding nature of, or
               ------------------
enforceability of any material term or provision of any of the Loan Documents is disputed by, on behalf of, or in the right or name of the Borrower or any material term or provision of any such Loan Document is found or declared to be invalid, avoidable, or non-enforceable by any court of competent jurisdiction.

          8.5  False Warranties; Breach of Representations.  Any warranty or
               -------------------------------------------
representation made by the Borrower in this Agreement or any other Loan Document or in any certificate or other writing delivered under or pursuant to this Agreement or any other Loan Document, or in connection with any provision of this Agreement or related to the transactions contemplated hereby shall prove to have been false or incorrect or breached in any material respect on the date as of which made.

          8.6  Judgments.  A final judgment or judgments is entered, or an order
               ---------
or orders of any judicial authority or governmental entity is issued against the Borrower or any member of the Diagnostics Group, (i) for payment of money, which judgment, in the aggregate, exceeds One Hundred Thousand Dollars ($100,000.00) outstanding at any one time; or (ii) for injunctive or declaratory relief which would have a material adverse effect on the ability of the Borrower, or any member of the Diagnostics Group, to conduct its business, and such judgment is not discharged or execution thereon or enforcement thereof stayed pending appeal, within thirty days after entry or issuance thereof, or, in the event of such a stay, such judgment is not discharged within thirty days after such stay expires.

          8.7  Bankruptcy or Insolvency of the Borrower.
               ----------------------------------------

               (a) The Borrower becomes insolvent, or generally fails to pay, or is generally unable to pay, or admits in writing its inability to pay, its debts as they become due or applies for, consents to, or acquiesces in, the appointment of a trustee, receiver or other custodian for the Borrower, or a substantial part of its property, or makes a general assignment for the benefit of creditors.

               (b) The Borrower commences any bankruptcy, reorganization, debt arrangement, or other case or proceeding under any state or federal bankruptcy or insolvency law, or any dissolution or liquidation proceeding.

               (c) Any bankruptcy, reorganization, debt arrangement, or other case or proceeding under any state or federal bankruptcy or insolvency law, or any dissolution or liquidation proceeding, is involuntarily commenced against or in respect of the Borrower, or an order for relief is entered in any such proceeding.

               (d) A trustee, receiver, or other custodian is appointed for the Borrower or a substantial part of such Person's property.

                                  ARTICLE IX
                                  ----------

                                   REMEDIES
                                   --------

          9.1  Further Advances; Acceleration; Setoff.
               --------------------------------------

               (a) Upon the occurrence of any one or more Events of Default, the Lender may, in its sole discretion, refuse to make any further advances or Loans to the Borrower;

               (b) Automatically upon the occurrence of any Event of Default described in Section 8.7 of this Agreement, and in the sole discretion of the Lender upon the occurrence of any other Event of Default, the unpaid principal balance of all Loans, all interest and fees accrued and unpaid thereon, and all other amounts and Obligations payable by the Borrower under this Agreement and the other Loan Documents shall immediately become due and payable in full, all without protest, presentment, demand, or further notice of any kind to the Borrower, all of which are expressly waived by the Borrower;

               (c) If any of the Obligations shall be due and payable or any one or more Events of Default shall have occurred, the Lender shall have the right, in addition to all other rights and remedies available to it, without notice to the Borrower, to apply toward and set-off against and apply to the then unpaid balance of the Note and the other Obligations any indebtedness at any time held or owing by the Lender to or for the credit or the account of the Borrower.

          9.2   Further Remedies.  Upon the occurrence of any one or more Events
                ----------------
of Default, the Lender may proceed to protect and enforce its rights under this Agreement and the other Loan Documents by exercising such remedies as are available to the Lender in respect thereof under applicable law, either by suit in equity or by action at law, or both, whether for specific performance of any provision contained in this Agreement or any of the other Loan Documents or in aid of the exercise of any power granted in this Agreement or any of the other Loan Documents.

                                   ARTICLE X
                                   ---------

                                 MISCELLANEOUS
                                 -------------

          10.1  Remedies Cumulative; No Waiver.  The rights, powers and remedies
                ------------------------------
of the Lender provided in this Agreement and the other Loan Documents are cumulative and not exclusive of any right, power or remedy provided by law or equity, and no failure or delay on the part of the Lender in the exercise of any right, power, or remedy shall operate as a waiver thereof, nor shall any single or partial exercise of any right, power, or remedy preclude other or further exercise thereof, or the exercise of any other right, power or remedy.

          10.2  Notices.  Every notice and communication under this Agreement or
                -------
any of the other Loan Documents shall be in writing and shall be given by authorized representatives of the respective parties by either (i) hand-delivery, (ii) first class mail (postage prepaid), (iii) reliable overnight commercial courier (charges prepaid), or (iv) telecopy or other means of electronic transmission, if confirmed promptly by any of the methods specified in clauses (i), (ii) and (iii) of this sentence, to the address of each party set forth in the initial paragraph of this Agreement.

          Notice given by telecopy or other means of electronic transmission shall be deemed to have been given and received when sent. Notice by overnight courier shall be deemed to have been given and received on the date scheduled for delivery. Notice by mail shall be deemed to have been given and received three (3) calendar days after the date first deposited in the United States Mail. Notice by hand delivery shall be deemed to have been given and received upon delivery.

          A party may change its address by giving written notice to the other party as specified herein.

          10.3  Survival of Covenants.  This Agreement and all covenants,
                ---------------------
agreements, representations and warranties made herein and in any certificates delivered pursuant hereto shall survive the making of the Loans and the execution and delivery of the Note and shall continue in full force and effect until all of the Obligations have been fully paid, performed, satisfied and discharged.

          10.4  Counterparts; Effectiveness.  This Agreement may be executed in
                ---------------------------
any number of counterparts and by the different parties on separate counterparts. Each such counterpart shall be deemed to be an original, but all such counterparts shall together constitute one and the same Agreement. This Agreement shall be deemed to have been executed and delivered when the Lender has received counterparts hereof executed by all parties listed on the signature page(s) hereto.

          10.5  Headings.  The headings of sections have been included herein
                --------
for convenience only and shall not be considered in interpreting this Agreement.

          10.6  Payment Due On A Day Other Than A Business Day. If any payment
                ----------------------------------------------
due or action to be taken under this Agreement or any Loan Document falls due or is required to be taken on a day which is not a Business Day, such payment or action shall be made or taken on the next succeeding Business Day and such extended time shall be included in the computation of interest.

          10.7  Judicial Proceedings.  Each party to this Agreement agrees that
                --------------------
any suit, action or proceeding, whether claim or counterclaim, brought or instituted by any party hereto or any successor or assign of any party, on or with respect to this Agreement or any of the other Loan Documents or the dealings of the parties with respect hereto, or thereto, shall be tried only by a court and not by a jury. EACH PARTY HEREBY KNOWINGLY, VOLUNTARILY AND INTENTIONALLY WAIVES ANY RIGHT TO A TRIAL BY JURY IN ANY SUCH SUIT, ACTION OR PROCEEDING. Further, each party waives any right it may have to claim or recover, in any such suit, action or proceeding, any special, exemplary, punitive or consequential damages or any damages other than, or in addition to, actual damages. THE BORROWER ACKNOWLEDGES AND AGREES THAT THIS SECTION IS A SPECIFIC AND MATERIAL ASPECT OF THIS AGREEMENT AND THAT THE Lender WOULD NOT EXTEND CREDIT TO THE BORROWER IF THE WAIVERS SET FORTH IN THIS SECTION WERE NOT A PART OF THIS AGREEMENT.

          10.8  Governing Law.  This Agreement shall be construed in accordance
                -------------
with and governed by the internal laws of the Commonwealth of Pennsylvania, without regard to conflicts of laws principles.

          10.9  Integration.  This Agreement and the other Loan Documents
                -----------
constitute the sole agreement of the parties with respect to the subject matter hereof and thereof and supersede all oral negotiations and prior writings with respect to the subject matter hereof and thereof.

          10.10 Amendment and Waiver.  No amendment of this Agreement, and no
                --------------------
waiver of any one or more of the provisions hereof shall be effective unless set forth in writing and signed by the parties hereto.

          10.11 Severability of Provisions.  Any provision in this Agreement
                --------------------------
that is held to be inoperative, unenforceable, voidable, or invalid in any jurisdiction shall, as to that jurisdiction, be ineffective, unenforceable, void or invalid without affecting the remaining provisions, and to this end the provisions of this Agreement are declared to be severable.

          10.12 Consent to Jurisdiction and Service of Process. The Borrower
                ----------------------------------------------
irrevocably appoints each and every officer of the Borrower as its attorneys upon whom may be served, by regular or certified mail at its address set forth in the initial paragraph of this Agreement, any notice, process or pleading in any action or proceeding against it arising out of or in connection with this Agreement or any of the other Loan Documents; and the Borrower hereby (i) consents that any action or proceeding against it be commenced and maintained in any court within the Commonwealth of Pennsylvania or in the United States District Court for the Eastern District of Pennsylvania by service of process on any such officer; (ii) agrees that the courts of the Commonwealth of Pennsylvania and the United States District Court for the Eastern District of Pennsylvania shall have jurisdiction with respect to the subject matter hereof and the person of the Borrower and the Collateral, and (iii) waives any objection that such Borrower may now or hereafter have as to the venue of any such suit, action or proceeding brought in such a court or that such court is an inconvenient forum. Notwithstanding the foregoing, the Lender, in its absolute discretion may also initiate proceedings in the courts of any other jurisdiction in which the Borrower may be found or in which any of its properties or the Collateral may be located.

     IN WITNESS WHEREOF, each party has caused its duly authorized representative to execute this Agreement as of the day and year first above written.

                                        CENTOCOR, INC.



                                        By:    /s/ Dominic J. Caruso
                                           -------------------------
                                        Name: Dominic J. Caruso
                                        Title: Vice President, Finance
                                               and Chief Financial
                                               Officer


                                        CENTOCOR DIAGNOSTICS, INC.



                                        By:    /s/ Richard A. Bierly
                                           --------------------------
                                        Name: Richard A. Bierly
                                        Title: Chief Financial
                                               Officer